Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT ACQUIRES SPECIALIZED METAL FABRICATOR TRAZCOR, INC.

Elkhart, Indiana – June 14, 2021 - LCI Industries (NYSE: LCII), through its wholly-owned subsidiary, Lippert Components, Inc. (“LippertTM”) which supplies a broad array of highly engineered components for the leading original equipment manufacturers ("OEMs") in the recreation and transportation product markets, and the related aftermarkets of those industries, today announced the acquisition of substantially all of the business assets of Trazcor, Inc. (“Trazcor”), a specialized metal fabrication company located in Goshen, IN. With over 30 years of experience, Trazcor utilizes innovative technology to supply custom aluminum sidewalls and panels to the recreation and transportation OEM markets.

In addition to providing aluminum sidewalls to the North American RV industry, Trazcor also supplies custom fabricated products to the Utility Trailer and Marine industries. Their 80,000 square foot facility in Goshen, IN has the capabilities to process aluminum coil in multiple forms and sizes to furnish brake, mesa and multi-blank panels in over 50 unique colors. Lippert is no stranger to the metal fabrication business, vertically integrating their own metal fabrication needs in 1998 with a facility in Goshen which now incorporates over 153,000 square feet of brake presses, coil fed, roll-form and precision CNC machines.

“The Trazcor product line fits nicely into Lippert’s core manufacturing competencies,” said Ryan Smith, President of Lippert’s OEM Segment. He continued, “Every year Lippert purchases approximately 500,000 tons of steel and 4,000 tons of aluminum, so there are immediate synergies that our two companies can realize. We are very close to the majority of Trazcor’s existing customers and will continue to deliver the level of service that they have come to expect from Lippert. We are excited to welcome the Trazcor team to the Lippert family and are looking forward to a bright future together.”

Andy Murray, Chief Sales Officer for Lippert, commented, “Trazcor has an incredible business model and remarkable products. We see this as a tremendous opportunity to grow a new product line for Lippert using a strong financial background and great industry relationships. When we look at strategic acquisitions, we look for organizations that fit our core manufacturing competencies, exceptional culture and a long runway to grow the business, and Trazcor fits this model perfectly.”

Michael Koronkiewicz will be leading the Trazcor sales effort for the Lippert team. Koronkiewicz, who joined Lippert in November after a five-year career as the VP of Sales with Welch Packaging, is thrilled about the new opportunity. “There is a lot of positive energy about the opportunities that this acquisition provides,” he stated. “We are looking forward to growing our existing relationships within the industry and are excited to add this great product to our current product offering.” Michael can be reached at (574) 536-7803 for additional questions on this new product line for Lippert.

About LCI Industries

LCI Industries, through its wholly-owned subsidiary, Lippert, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting primarily of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The

Company also supplies engineered components to the related aftermarkets of these industries, primarily by selling to retail dealers, wholesale distributors, and service centers. Lippert's products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; towing products; truck accessories; electronic components; and other accessories. Additional information about Lippert and its products can be found at www.lci1.com.

Forward-Looking Statements

This press release contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's common stock, the impact of legal proceedings, and other matters. Statements in this press release that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements, including, without limitation, those relating to our future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, and industry trends, whenever they occur in this press release are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and in the Company's subsequent filings with the Securities and Exchange Commission. Readers of this press release are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

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